UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22762

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                        Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                           Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:  626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

Fiscal 2017 came to an end on November 30, 2017 and total returns for the year were impressive. Total return on net asset value (“NAV”) was 1.1% for the fourth fiscal quarter, and 17.4% for the full fiscal year. Total return on market price of Fund shares over the same periods was 1.7% and 24.5%, respectively.

The table below shows Fund NAV returns over various measurement periods, and they continue to be very strong. The table includes performance of two indices, Bloomberg Barclays U.S. Aggregate and S&P 500, as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for returns on broad asset categories.

TOTAL RETURN ON NET ASSET VALUE

FOR PERIODS ENDED NOVEMBER 30, 2017

(Unaudited)

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Three Years	Life of Fund(1)
Flaherty & Crumrine Dynamic Preferred and Income Fund	1.1%	4.2%	17.4%	10.4%	10.8%
Bloomberg Barclays U.S. Aggregate Index(2)	-0.5%	0.7%	3.2%	2.1%	2.4%
S&P 500 Index(3)	7.6%	10.9%	22.9%	10.9%	13.4%

(1)	Since inception on May 29, 2013.
(2)	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Investors began 2017 with a spring in their step and, with few exceptions, never looked back – driving prices higher in most equity and fixed-income markets. After a contentious election in late-2016, it became clear to many that there could be a silver lining where the economy was concerned. Although shrouded by many other political shadows throughout the year, deregulation and tax reform emerged as important factors behind market optimism. Total return of 22.9% on the S&P 500, in a year where GDP growth was only 2.6%, is a good indication of just how much investors are expecting. While an improving economy and corporate profitability are also good for issuers of preferred securities, there were a few additional factors specifically behind performance of fixed-income markets, including preferreds.

Flows into fixed-income investment products were very healthy throughout the year, and preferreds were a common choice (via mutual funds, ETFs, and individual purchases). Preferreds continue to be one of the highest-yielding asset classes, especially after-tax, and are issued mostly by investment-grade companies (as measured by senior-debt ratings). A global search for yield has continued for many years, and investors from all parts of the world have invested in preferreds. Credit conditions continued to provide a supportive backdrop for yields and spreads, as most issuers of preferreds maintained strong balance sheets.

Gross supply of new preferreds has continued to be healthy at approximately $50 billion a year over the last several years, but issuance has increasingly been earmarked for refinancing higher-coupon securities issued years before. Many utility and REIT issuers have redeemed preferreds outright, choosing to refinance with senior debt to take advantage of lower all-in costs. Net issuance of $41 billion in 2015, $23 billion in 2016, and $18 billion in 2017 has not kept pace with increasing demand described above, resulting in higher prices.

Preferreds issued by banks were top performers in the portfolio this year. Bank preferreds benefited from ongoing balance-sheet strength and higher profitability. Fixed-to-float structures modestly outperformed fixed-rate securities. Banks’ choices of new-issue coupon structure this year had more to do with meeting pockets of demand than preference on the part of a bank, and issuance of each type varied throughout the year. The Fund’s insurance holdings also did well this year for many of the same reasons, but also because the structures of the Fund’s insurance holdings are attractive. In general, the Fund owns higher-coupon securities from quality issuers with good call protection. Issuance from insurance companies has been very limited, so these seasoned deals have continued to attract secondary demand.

Laggards in the portfolio have been few in number, and mostly in relative return – rarely absolute negative return – typically a result of call (redemption) features embedded in preferreds. As a security moves above its call price, the call option limits further upside potential as rates or spreads move lower. Returns each quarter were positive, but to a lesser degree each quarter as the year progressed – which at least partially demonstrates the effect of call options. The energy sector was among the least positive this year, notably in master limited partnerships (MLPs), although performance varied significantly by security type – with preferreds outperforming common stock of the same issuer.

A downside of strong NAV performance is the inverse effect of higher prices on yield. Yields moved significantly lower as prices rallied, and an overall low interest-rate environment has persisted for many years. Combined with higher leverage costs, the result has been lower overall income that can be distributed by the Fund, something that is likely to continue in 2018. We encourage you to read the topic that follows in this report for a more detailed discussion of monthly distributions to Fund shareholders.

The economy continues to expand moderately with few signs of higher inflation, and market volatility remains low by historical standards. While there are no immediate signs market sentiment is changing – in fact tax reform may push equity markets even higher as improved corporate profitability is priced into the market—it is worth noting there are factors that could increase market volatility. The Federal Reserve has indicated a very gradual approach to removal of monetary accommodation, but it did raise its target Fed funds rate by 0.25% three times in 2017 and forecasts another three rate hikes in 2018. This is in addition to an unwinding of “quantitative easing,” again at a very measured pace. Economies are improving around the globe, and other central banks may soon follow the Fed’s lead on slowly removing accommodation. A flatter yield curve seems more likely than materially higher long-term rates, but each could have its own effect on market sentiment.

A tax reform bill was signed into law late in December, and while it is too early to provide much detail in this letter, we believe it should be neutral-to-positive for preferreds. Most provisions don’t apply directly to preferreds, but corporate profitability certainly factors into an issuer’s credit profile. Preferred dividends continue to be tax-advantaged, with no change to rates for individual investors and only modest changes to rates for corporate investors.

We continue to believe returns on preferreds should come mostly from coupons as the pace of price gains tapers off or even reverses. Yield should be evaluated in the context of other alternatives, and in that regard preferreds continue to offer value. Their combination of credit quality and yield will be difficult to replicate in other fixed-income asset classes.

We encourage you to read the discussion topics that follow, as we dig deeper into subjects of interest to shareholders. In addition, visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

December 29, 2017

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over both the recent six months and the Fund’s fiscal year. These components include: (a) the total return on the Fund’s portfolio of securities; (b) the impact of utilizing leverage to enhance returns to shareholders; and (c) the Fund’s operating expenses. When all of these components are added together, they comprise the total return on NAV.

Components of DFP’s Total Return on NAV

for Periods Ended November 30, 2017

		Six Months[1]	One Year
Total Return on Unleveraged Securities Portfolio (including principal change and income)		3.5%	12.9%
Impact of Leverage (including leverage expense)		1.2%	5.6%
Expenses (excluding leverage expense)		(0.5)%	(1.1)%
[1]Actual, not annualized	Total Return on NAV	4.2%	17.4%

For the six months and one year periods ended November 30, 2017, the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1 returned 3.1% and 11.2%, respectively. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, a shareholder’s actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the twelve-month period ended November 30, 2017, total return on market price of Fund shares was 24.5%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations can move dramatically when there is volatility in financial markets. This volatility can lead to swings in both the NAV and market price of Fund shares. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Many fixed-income asset classes experienced increased volatility over this period.

[1]	The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $26.67 on December 29th and assuming its current monthly distribution of $0.155 does not change, the annualized yield on market price of Fund shares is 7.0%. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

U.S. Economic and Credit Outlook

After a slow start in the first quarter, U.S. economic growth improved and should finish 2017 with the strongest annual expansion since 2014. Economists expect inflation-adjusted gross domestic product (real GDP) to expand at a 2.6% pace in the fourth quarter, which would produce 2.5% growth (Q4 to Q4) for 2017 overall.2 That is considerably better than the economy’s 2% average growth pace from 2011 through 2016, and it is at the top of our own 2.0-2.5% forecast for 2017. Economists expect 2.4% real GDP growth in 2018.

However, tax reform was signed into law after those forecasts were collected. While economists likely incorporated some boost to growth from tax reform, we expect to see higher GDP targets emerge over coming months. In addition to tax reform that will take effect in 2018, federal regulatory burdens were reduced in 2017. Faster economic growth along with lower (prospective) tax and regulatory burdens helped boost business optimism and investment – an area that generally outperformed expectations in 2017 and is poised to grow strongly again in 2018. We think business investment is a key to boosting productivity and prolonging economic expansion over coming years as job growth inevitably slows.

U.S. consumers remain in good shape. Monthly employment gains averaged 174,000 over 11 months through November 2017. Total employment was up 1.4% year-over-year (YoY), continuing a gradual slowdown as the economy approaches full employment. The unemployment rate was 4.1% in November, down from 4.7% at the end of 2016. Despite lower unemployment, hourly wages were up only 2.5% over 12 months ending in November, down from last year’s 2.9% gain. Eventually, wages should accelerate, although it’s hard to say when. Personal income and consumption were up 3.8% and 4.5%, respectively, over 12 months ending in November, which pushed the personal savings rate down to 2.9% in November from an average of 4.9% in 2016. Although we are not worried about lower savings given strong consumer balance sheets, a healthy job market and buoyant investment markets, we do expect consumers to boost savings over coming quarters, which would mean slower personal spending relative to income.

Surprisingly, real residential investment fell slightly over the first three quarters of 2017 despite strong demand as evidenced by home price gains more than 6% over the past 12 months. Existing homes available for sale are limited, and new construction is rising only slowly. Many construction workers either found other work or left the labor market following the housing bust, making it difficult for home builders to increase output. Although those constraints are likely to persist, we expect at least a modest rebound in residential investment in 2018 as builders respond to strong demand.

Business spending posted strong gains in 2017, more than offsetting stagnant residential investment described above. Real business investment grew by an average of over 6% per quarter through 3Q2017, roughly double the pace that we anticipated starting the year. Higher mining output (which includes oil and gas extraction) was a major contributor, but gains were broadly based. Business investment should get a boost from hurricane rebuilding near term – orders and shipments of capital equipment are up impressively – while corporate tax reform should encourage investment longer term.

[2]	Forecasts are from The Livingston Survey, December 15, 2017, Federal Reserve Bank of Philadelphia and Bloomberg Monthly Economic Survey, December 14, 2017, Bloomberg L.P.

Headline inflation was driven mainly by energy prices in 2017, which rose early in the year, stabilized, and rose again in recent months. Despite higher energy prices, however, inflation increased only modestly. The overall consumer price index (CPI) was up 2.2% over 12 months ending in November 2017, compared to 1.7% over the same period last year. That’s because core CPI (excluding food and energy prices) actually slowed to 1.7% YoY in November compared to 2.1% at the same time last year. If wages accelerate, core inflation should rise eventually, but greater transparency in consumer prices and intense competition among sellers of goods and services are likely to make this a slow process.

In response to stronger economic growth, the Federal Reserve continued to gradually tighten monetary policy, raising its benchmark rate by 75 basis points (0.75%) during the Fund’s fiscal year plus an additional 25 bp in December 2017. The Fed also began gradually reducing the size of its securities portfolio. Despite higher short-term rates, the 30-year Treasury yield fell from 3.04% on November 30, 2016 to 2.83% a year later and 2.74% as of the date of this letter. The resulting flatter yield curve put downward pressure on the Fund’s dividend, something we discuss in a separate topic below.

Although higher rates have been bad news for short-term borrowers, they have been very good news for financial institutions. Most banks today are “asset-sensitive” – meaning their assets reprice more quickly than their liabilities. As short-term rates rose in 2017, bank earnings improved substantially. With capital and liquidity already very strong, regulators this year gave banks a green light to return a greater share of earnings to shareholders through common stock buybacks and dividends – marking an end to a long period of capital accumulation. We believe banks (and their regulators) will balance capital returns with balance sheet strength, but it is something we continue to watch closely.

Credit fundamentals remain good in most other sectors as well. Energy companies have learned to live with lower prices for their products, and higher domestic production has boosted prospects for pipeline companies. Like banks, property and casualty insurance companies have benefitted from higher rates.

However, life insurance companies, which purchase long-duration assets to match their long-term liabilities, will do better if long-term rates move up a bit too. REITs generally demonstrate high occupancy and strong fixed-charge coverage, although some retail-oriented REITs face rising vacancies. Utilities operate in a challenging environment of flat-to-lower demand for electricity along with rising costs for transmission, distribution and various environmental and renewables mandates. They remain strong financially, but leverage is creeping up and, at least in California, new risks have emerged.3

On balance, credit quality in the Fund’s portfolio remains sound – although a long period of improving credit fundamentals appears to have transitioned to one of overall stability. Combined with moderate economic growth, we think the investment environment for preferred securities remains favorable.

Monthly Distributions to Fund Shareholders

Over the past 12 months, the Federal Reserve continued its pattern of raising the federal funds rate. The Fed now has a target range of 1.25-1.5%. Further, Federal Open Market Committee (FOMC) members are still projecting three more 25 bp rate increases in 2018.

In response, short-term interest rates have risen to reflect actual and expected increases in the Fed’s target. The Fund’s cost of leverage historically was linked to 3-month LIBOR and is now linked to 1-month LIBOR. The average cost of leverage was 1.4% for fiscal 2016, 2.0% for fiscal 2017 and the current rate would be 2.4% if reset today (actual resets occur monthly).

[3]	Pacific Gas & Electric (PCG), a California regulated utility, in December suspended its common and cumulative preferred stock dividends in response to potential liability from 2017 wildfires. The Fund owned no PCG securities as of November 30, 2017.

In addition to increased cost of leverage, the Fund experienced modest issuer redemptions in its investment portfolio, requiring reinvestment of proceeds. In today’s rate environment, reinvestment coupons are lower than coupons being redeemed. This puts pressure on top-line earnings from the portfolio, again reducing distributable income.

These factors are incorporated into the Fund’s dividend-setting process, and are also a normal part of the way credit markets function. Interest rates are not static, and neither are credit spreads. The portfolio is designed to have a wide range of coupons, call protection, and security structures – and each aspect will change over time. We seek to maintain call protection that staggers the impact of changes in interest rates and credit spreads, but the portfolio will normally contain at least some securities subject to being called based on current market conditions. Leverage is utilized in the Fund to increase income and returns to shareholders, and leverage continues to enhance distributable income, even though its cost has increased.

The primary objective of the Fund is total return, with an emphasis on high current income, and we believe the Fund will continue to meet that objective – although distributable income may be reduced as we proceed through this economic cycle. Reductions are simply a reflection of changes in interest rates and credit spreads that have cumulated over time. However, relative to fixed-income alternatives, the level of income produced should remain attractive. Fund shareholders have benefited from years of record-low interest rates and low leverage costs, but rates are beginning to come back into balance as the economic outlook improves. We believe the Fund’s strategy of investing in preferred securities and using leverage in an efficient manner will continue to produce a competitive distribution rate for shareholders.

Federal Tax Advantages of 2017 Calendar Year Distributions

In calendar year 2017, approximately 81.8% of distributions made by the Fund was eligible for treatment as qualified dividend income, or QDI. For taxpayers in the 15% marginal tax bracket, QDI is taxed by the federal government at 0% instead of an individual’s ordinary income tax rate; for taxpayers in the 25%-35% marginal tax brackets, QDI is taxed at 15%; and for taxpayers in the 39.6% marginal tax bracket, QDI is taxed at 20%.

For an individual in the 28% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 17.4% rate versus the 28% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, all other things being equal, such an individual who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $217 in distributions from a fully-taxable bond fund to net the same after-tax amount as the $190 in distributions paid by the Fund.

For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker. Investors should consult their tax adviser regarding their personal situation.

Corporate shareholders also receive a federal tax benefit from the 41.4% of distributions that were eligible for the inter-corporate dividends received deduction, or DRD.

It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2018’s distributions may not be the same (or even similar) to 2017. It’s also important to remember that tax brackets are changing in 2018 and the examples above will change accordingly.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OVERVIEW

November 30, 2017

Fund Statistics

Net Asset Value	$26.29

Market Price	$26.44

Premium	0.57%

Yield on Market Price	7.03%

Common Stock Shares Outstanding	19,159,857

Moody’s Ratings**	% of Net Assets†

A	0.2%

BBB	49.4%

BB	36.2%

Below “BB”	1.7%

Not Rated***	10.1%

Below Investment Grade****	35.8%

Senior Debt Rating Below Investment Grade*****	2.4%

**	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
***	Does not include net other assets and liabilities of 2.4%.
****	Below investment grade by all of Moody’s, S&P, and Fitch.
*****	Issuer’s senior unsecured debt or issuer rating is below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories*	% of Net Assets†

*	Categories may not sum to 100% due to rounding.

Top 10 Holdings by Issuer	% of Net Assets†

Citigroup Inc	4.5%

Morgan Stanley	4.2%

MetLife Inc	4.2%

Bank of America Corporation	4.2%

PNC Financial Services Group	4.1%

Liberty Mutual Group	3.5%

JPMorgan Chase & Co	3.2%

Lloyds Banking Group PLC	3.1%

Goldman Sachs Group	2.8%

Fifth Third Bancorp	2.8%

% of Net Assets******†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	65%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	49%

******	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation. See accompanying notes to financial statements for tax characterization of 2017 distributions.

†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

November 30, 2017

Shares/$ Par		Value

Preferred Securities§ — 95.4%
	Banking — 59.9%
$1,738,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	$1,983,492	**(2)
	Banco Bilbao Vizcaya Argentaria SA:
$7,000,000	6.125% to 11/16/27 then SW5 + 3.87%	7,192,500	**(2)
$1,200,000	9.00% to 05/09/18 then SW5 + 8.262%, 144A****	1,232,987	**(2)
$1,660,000	Banco Mercantil del Norte SA, 7.625% to 01/06/28 then T10Y + 5.353%, 144A****	1,815,625	**(2)
	Bank of America Corporation:
40,000	6.00%, Series EE	1,075,600	*
$1,800,000	6.30% to 03/10/26 then 3ML + 4.553%, Series DD	2,057,220	*(1)
$9,107,000	6.50% to 10/23/24 then 3ML + 4.174%, Series Z	10,371,507	*(1)
$3,350,000	8.00% to 01/30/18 then 3ML + 3.63%, Series K	3,379,380	*(1)
$14,105,000	8.125% to 05/15/18 then 3ML + 3.64%, Series M	14,511,506	*(1)
$5,613,000	Barclays Bank PLC, 7.875% to 03/15/22 then SW5 + 6.772%, 144A****	6,181,271	**(2)
	BNP Paribas:
$11,200,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	12,992,000	**(1)(2)
$2,000,000	7.625% to 03/30/21 then SW5 + 6.314%, 144A****	2,215,000	**(2)
	Capital One Financial Corporation:
25,700	6.00%, Series H	692,422	*
66,679	6.70%, Series D	1,790,778	*(1)
	Citigroup, Inc.:
1,170,807	6.875% to 11/15/23 then 3ML + 4.13%, Series K	33,581,672	*(1)
24,371	7.125% to 09/30/23 then 3ML + 4.04%, Series J	711,207	*
$5,000,000	Citizens Financial Group, Inc., 5.50% to 04/06/20 then 3ML + 3.96%	5,212,500	*(1)
	CoBank ACB:
38,100	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	4,040,981	*
3,450	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	378,637	*
$550,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	605,918	*
7,000	Compeer Financial ACA, 6.75% to 08/15/23 then 3ML + 4.58%, 144A****	7,490,437	*
$915,000	Credit Agricole SA, 7.875% to 12/23/24 then SW5 + 4.898%,144A****	1,039,797	**(2)
724,983	Fifth Third Bancorp, 6.625% to 12/31/23 then 3ML + 3.71%, Series I	20,953,821	*(1)
5,000	First Horizon National Corporation, 6.20%, Series A	127,578	*
	Goldman Sachs Group:
$3,000,000	5.00% to 11/10/22 then 3ML + 2.874%, Series P	2,985,000	*(1)
10,000	5.50% to 05/10/23 then 3ML + 3.64%, Series J	273,225	*
$1,170,000	5.70% to 05/10/19 then 3ML + 3.884%, Series L	1,204,808	*
54,609	6.30%, Series N	1,527,414	*
531,522	6.375% to 05/10/24 then 3ML + 3.55%, Series K	15,360,986	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2017

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	HSBC Holdings PLC:
$1,000,000	6.00% to 05/22/27 then ISDA5 + 3.746%	$1,053,000	**(1)(2)
$3,988,000	6.875% to 06/01/21 then ISDA5 + 5.514%	4,326,980	**(1)(2)
$4,458,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	7,194,098	(1)(2)
332,000	Huntington Bancshares, Inc., 6.25%, Series D	9,222,130	*(1)
114,400	ING Groep NV, 6.375%	2,932,072	**(1)(2)
	JPMorgan Chase & Company:
$10,700,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	11,622,875	*(1)
$8,000,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	9,158,480	*(1)
$3,331,000	7.90% to 04/30/18 then 3ML + 3.47%, Series I	3,376,535	*(1)
283,700	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	8,174,106	*(1)
$14,022,000	Lloyds Banking Group PLC, 6.657% to 05/21/37 then 3ML + 1.27%, 144A****	16,370,685	**(1)(2)
$5,200,000	Lloyds TSB Bank PLC, 12.00% to 12/16/24 then 3ML + 11.756%, 144A****	7,026,344	(2)
$15,425,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	17,468,813	*(1)
$1,700,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	1,774,375	**(2)
135,000	MB Financial, Inc., 6.00%, Series C	3,462,750	*
	Morgan Stanley:
200,500	5.85% to 04/15/27 then 3ML + 3.491%, Series K	5,426,031	*(1)
674,994	6.875% to 01/15/24 then 3ML + 3.94%, Series F	19,421,265	*(1)
241,200	7.125% to 10/15/23 then 3ML + 4.32%, Series E	7,017,111	*(1)
549,300	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	15,578,148	*(1)
35,000	People’s United Financial, 5.625% to 12/15/26 then 3ML + 4.02%, Series A	946,137	*
	PNC Financial Services Group, Inc.:
685,080	6.125% to 05/01/22 then 3ML + 4.067%, Series P	19,581,299	*(1)
$9,928,000	6.75% to 08/01/21 then 3ML + 3.678%, Series O	11,077,166	*(1)
$6,125,000	RaboBank Nederland, 11.00% to 06/30/19 then 3ML + 10.868%, 144A****	6,913,594	(1)(2)
627,170	Regions Financial Corporation, 6.375% to 09/15/24 then 3ML + 3.536%, Series B	18,070,336	*(1)
$4,825,000	Royal Bank of Scotland Group PLC: RBS Capital Trust II, 6.425% to 01/03/34 then 3ML + 1.9425%	5,777,938	**(1)(2)
	Societe Generale SA:
$8,200,000	7.375% to 09/13/21 then SW5 + 6.238%, 144A****	8,907,250	**(1)(2)
$5,000,000	8.00% to 09/29/25 then ISDA5 + 5.873%, 144A****	5,843,750	**(1)(2)
	Sovereign Bancorp:
4,000	Sovereign REIT, 12.00%, Series A, 144A****	5,015,000

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2017

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	Standard Chartered PLC:
$5,835,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	$6,323,681	**(1)(2)
$4,000,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	4,390,000	**(1)(2)
26,174	State Street Corporation, 5.90% to 03/15/24 then 3ML + 3.108%, Series D	733,882	*(1)
67,643	Sterling Bancorp, 6.50%, Series A	1,775,121	*(1)
288,008	SunTrust Banks, Inc., 5.875%, Series E	7,356,444	*(1)
43,095	US Bancorp, 6.50% to 01/15/22 then 3ML + 4.468%, Series F	1,241,675	*(1)
50,000	Valley National Bancorp, 6.25% to 06/30/25 then 3ML + 3.85%, Series A	1,381,000	*
	Wells Fargo & Company:
27,000	5.625%, Series Y	701,797	*
180,300	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	4,910,020	*(1)
$13,025,000	7.98% to 03/15/18 then 3ML + 3.77%, Series K	13,244,471	*(1)
$3,700,000	Westpac Banking Corporation, 5.00% to 09/21/27 then ISDA5 + 2.888%	3,703,090	**(2)
	Zions Bancorporation:
10,000	6.30% to 03/15/23 then 3ML + 4.24%, Series G	274,225	*
$10,000,000	7.20% to 09/15/23 then 3ML + 4.44%, Series J	11,425,000	*(1)

		453,183,943

	Financial Services — 0.6%
$1,440,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then 3ML + 4.30%, 06/15/45, 144A****	1,576,800	(1)(2)
$1,500,000	E*TRADE Financial Corporation, 5.30% to 03/15/23 then 3ML + 3.16%, Series B	1,516,875	*
$1,420,000	General Motors Financial Company, 5.75% to 09/30/27 then 3ML + 3.598%, Series A	1,462,373	*

		4,556,048

	Insurance — 20.7%
373,578	Allstate Corporation, 6.625%, Series E	10,049,958	*(1)
	American International Group:
$280,000	AIG Life Holdings, Inc., 7.57% 12/01/45, 144A****	347,900
$497,000	AIG Life Holdings, Inc., 8.125% 03/15/46, 144A****	694,557
$350,000	American International Group, Inc., 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58	480,375
$680,000	Aon Corporation, 8.205% 01/01/27	892,500
	Arch Capital Group, Ltd.:
38,000	5.25%, Series E	955,035	**(2)
33,000	5.45%, Series F	847,110	**(2)
91,131	6.75%, Series C	2,322,246	**(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2017

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
$6,550,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	$7,630,750	**(1)(2)
306,000	Delphi Financial Group, 3ML + 3.19%, 4.6059%(3) 05/15/37	6,230,925
$754,000	Everest Reinsurance Holdings, 3ML + 2.385%, 3.8009%(3) 05/15/37	718,185	(1)
137,500	Hartford Financial Services Group, Inc., 7.875% to 04/15/22 then 3ML + 5.596%, 04/15/42	4,117,094	(1)
$20,983,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	26,700,868	(1)
	MetLife, Inc.:
$17,200,000	MetLife, Inc., 9.25% 04/08/38, 144A****	25,499,000	(1)
$3,759,000	MetLife, Inc., 10.75% 08/01/39	6,305,723	(1)
	PartnerRe Ltd.:
77,450	5.875%, Series I	2,029,190	**(1)(2)
37,556	6.50%, Series G	1,016,641	**(1)(2)
236,349	7.25%, Series H	6,949,251	**(1)(2)
	Prudential Financial, Inc.:
$2,727,000	5.625% to 06/15/23 then 3ML + 3.92%, 06/15/43	2,958,795	(1)
$5,848,000	5.875% to 09/15/22 then 3ML + 4.175%, 09/15/42	6,418,297	(1)
$13,160,000	QBE Insurance Group Ltd., 7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	15,298,500	(1)(2)
	Unum Group:
$1,750,000	Provident Financing Trust I, 7.405% 03/15/38	1,995,000
	W.R. Berkley Corporation:
95,479	5.625% 04/30/53	2,423,305	(1)
211,928	5.75% 06/01/56	5,567,539	(1)
1,530	5.90% 03/01/56	40,193
	XL Group Limited:
$14,338,000	Catlin Insurance Company Ltd., 3ML + 2.975%, 4.3323%(3), 144A****	13,729,782	(1)(2)
$4,850,000	XL Capital Ltd., 3ML + 2.4575%, 3.8167%(3), Series E	4,340,750	(1)(2)

		156,559,469

	Utilities — 5.2%
	Commonwealth Edison:
$2,545,000	COMED Financing III, 6.35% 03/15/33	2,805,863
454,000	Dominion Resources, Inc., 5.25% 07/30/76, Series A	11,584,945	(1)
47,000	DTE Energy Company, 5.375% 06/01/76, Series B	1,209,427	(1)
$6,830,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	7,717,900	(1)(2)
19,016	Georgia Power Company, 5.00% 10/01/77, Series 2017A	483,505
121,452	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	3,442,411	(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2017

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — (Continued)
	PPL Corp:
$6,163,000	PPL Capital Funding, Inc., 3ML + 2.665%, 3.9978%(3) 03/30/67, Series A	$6,062,851	(1)
$5,500,000	Puget Sound Energy, Inc., 6.974% to 12/01/17 then 3ML + 2.53%, 06/01/67, Series A	5,321,250	(1)
	Southern California Edison:
15,000	SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	415,087	*(1)

		39,043,239

	Energy — 6.8%
$9,780,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	9,144,300	(1)
$3,500,000	DCP Midstream LP, 7.375% to 12/15/22 then 3ML + 5.148%, Series A	3,480,313
$3,500,000	Enbridge, Inc., 6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77	3,668,945	(1)(2)
$19,804,000	Enbridge Energy Partners LP, 3ML + 3.7975%, 5.1325%(3) 10/01/37	19,605,960	(1)
	Enterprise Products Operating L.P.:
$3,750,000	3ML + 3.7075%, 5.0843%(3) 08/01/66, Series A	3,754,688	(1)
$3,675,000	7.034% to 01/15/18 then 3ML + 2.68%, min 7.034%, 01/15/68	3,711,750	(1)
$2,700,000	5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	2,708,181
94,595	Kinder Morgan, Inc., 9.75% 10/26/18, Series A	3,400,690	*
$1,500,000	Transcanada Pipelines, Ltd., 5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	1,637,175	(1)(2)

		51,112,002

	Real Estate Investment Trust (REIT) — 0.2%
10,685	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	273,536
541	National Retail Properties, Inc., 5.70%, Series E	13,900	(1)
	PS Business Parks, Inc.:
9,945	5.70%, Series V	258,694
23,486	5.75%, Series U	595,135
7,755	6.00%, Series T	196,977

		1,338,242

	Miscellaneous Industries — 2.0%
	BHP Billiton Limited:
$1,400,000	BHP Billiton Finance U.S.A., Ltd., 6.75% to 10/19/25 then SW5 + 5.093%, 10/19/75, 144A****	1,639,610	(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2017

Shares/$ Par		Value

Preferred Securities — (Continued)
	Miscellaneous Industries — (Continued)
	Land O’ Lakes, Inc.:
$725,000	7.25%, Series B, 144A****	$786,625	*
$11,700,000	8.00%, Series A, 144A****	13,016,250	*(1)

		15,442,485

	Total Preferred Securities (Cost $668,037,100)	721,235,428

Corporate Debt Securities§ — 2.2%
	Banking — 1.8%
428,300	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	11,111,173	(1)
89,000	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	2,559,862	(1)

		13,671,035

	Communication — 0.4%
	Qwest Corporation:
73,100	6.50% 09/01/56	1,715,109
63,500	6.75% 06/15/57	1,508,919
1,298	7.00% 04/01/52	31,272

		3,255,300

	Total Corporate Debt Securities (Cost $16,147,749)	16,926,335

Common Stock — 1.3%
	Energy — 1.3%
555,315	Kinder Morgan, Inc.	9,568,077	*

		9,568,077

	Total Common Stock (Cost $9,576,730)	9,568,077

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2017

Shares/$ Par		Value

Money Market Fund — 0.1%
	BlackRock Liquidity Funds:
385,740	T-Fund, Institutional Class	$385,740

	Total Money Market Fund (Cost $385,740)	385,740

Total Investments (Cost $694,147,319***)	99.0%		748,115,580

Other Assets And Liabilities (Net)	1.0%		7,841,952

Total Managed Assets	100.0%	‡	$755,957,532

Loan Principal Balance			(252,200,000)

Total Net Assets Available To Common Stock			$503,757,532

§	Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.
*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income (unaudited).
**	Securities distributing Qualified Dividend Income only (unaudited).
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2017, these securities amounted to $225,799,864 or 29.9% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $440,885,265 at November 30, 2017.
(2)	Foreign Issuer.
(3)	Represents the rate in effect as of the reporting date.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
3ML	—	3-Month ICE LIBOR USD A/360
ISDA5	—	5-year USD ICE Swap Semiannual 30/360
SW5	—	5-year USD Swap Semiannual 30/360
SW10	—	10-year USD Swap Semiannual 30/360
T10Y	—	Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2017

ASSETS:
Investments, at value (Cost $694,147,319)		$748,115,580
Receivable for investments sold		3,129,482
Dividends and interest receivable		6,951,712
Prepaid expenses		34,858

Total Assets		758,231,632

LIABILITIES:
Loan Payable	$252,200,000
Payable for investment securities purchased	1,705,606
Dividends payable to Common Stock Shareholders	21,924
Investment advisory fees payable	321,651
Administration, Transfer Agent and Custodian fees payable	56,830
Servicing Agent fees payable	31,188
Professional fees payable	73,307
Accrued expenses and other payables	63,594

Total Liabilities		254,474,100

NET ASSETS AVAILABLE TO COMMON STOCK		$503,757,532

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$1,430,716
Accumulated net realized loss on investments sold		(7,761,784)
Unrealized appreciation of investments		53,968,261
Par value of Common Stock		191,599
Paid-in capital in excess of par value of Common Stock		455,928,740

Total Net Assets Available to Common Stock		$503,757,532

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (19,159,857 shares outstanding)		$26.29

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2017

INVESTMENT INCOME:
Dividends†		$19,339,215
Interest		23,321,768

Total Investment Income		42,660,983

EXPENSES:
Investment advisory fees	$3,833,267
Interest expenses	4,910,978
Administrator’s fees	409,171
Servicing Agent fees	463,318
Professional fees	116,845
Insurance expenses	95,819
Transfer Agent fees	27,030
Directors’ fees	55,018
Custodian fees	58,647
Compliance fees	35,157
Other	208,820

Total Expenses		10,214,070

NET INVESTMENT INCOME		32,446,913

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments sold during the year		2,344,868
Capital gains distributions from investments held during the year		151
Change in unrealized appreciation/(depreciation) of investments		43,473,140

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		45,818,159

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$78,265,072

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended November 30, 2017	Year Ended November 30, 2016
OPERATIONS:
Net investment income	$32,446,913	$35,273,143
Net realized gain/(loss) on investments sold during the year	2,345,019	1,360,353
Change in net unrealized appreciation/(depreciation) of investments	43,473,140	(5,564,788)

Net increase in net assets resulting from operations	78,265,072	31,068,708

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(36,784,243)	(36,781,791)

Total Distributions to Common Stock Shareholders	(36,784,243)	(36,781,791)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	61,948	16,481

Net increase in net assets available to Common Stock resulting from Fund share transactions	61,948	16,481

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE YEAR	$41,542,777	$(5,696,602)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of year	$462,214,755	$467,911,357
Net increase/(decrease) in net assets during the year	41,542,777	(5,696,602)

End of year (including undistributed net investment income of $1,430,716 and $2,986,486 respectively)	$503,757,532	$462,214,755

(1)	May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2017

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$78,265,072
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(116,552,100)
Proceeds from disposition of investment securities	95,583,692
Net sales of short-term investment securities	12,431,452
Capital gains distributions from investments	151
Decrease in dividends and interest receivable	540,847
Decrease in receivable for investments sold	4,606,616
Decrease in prepaid expenses	17,718
Net amortization/(accretion) of premium/(discount)	2,837,088
Decrease in payables for investments purchased	(6,113,896)
Increase in payables to related parties	17,427
Increase in accrued expenses and other liabilities	263
Change in net unrealized (appreciation)/depreciation of investments	(43,473,140)
Net realized gain from investments sold	(2,345,019)

Net cash provided by operating activities	25,816,171

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	10,900,000
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(36,716,171)

Net cash used in financing activities	(25,816,171)

Net increase/(decrease) in cash	—

CASH:
Beginning of the year	$—

End of the year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$4,903,653
Reinvestment of dividends	61,948
Increase of dividends payable to common stock shareholders	6,124

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each year

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Year Ended November 30,				For the period from May 29, 2013(1) through November 30, 2013
	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$24.13	$24.43	$24.80	$22.75	$23.83	(2)

INVESTMENT OPERATIONS:
Net investment income	1.69	1.84	1.79	1.76	0.72
Net realized and unrealized gain/(loss) on investments	2.39	(0.22)	(0.24)	2.26	(1.02)

Total from investment operations	4.08	1.62	1.55	4.02	(0.30)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.92)	(1.92)	(1.92)	(1.97)	(0.78)

Total distributions to Common Stock Shareholders	(1.92)	(1.92)	(1.92)	(1.97)	(0.78)

Net asset value, end of year	$26.29	$24.13	$24.43	$24.80	$22.75

Market value, end of year	$26.44	$22.89	$22.99	$23.65	$19.89
Total investment return based on net asset value*	17.41%	7.03%	7.07%	19.05%	(0.93	%)(3)***
Total investment return based on market value*	24.49%	7.89%	5.65%	29.86%	(17.44	%)(3)***

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$503,758	$462,215	$467,911	$475,163	$435,749
Operating expenses including interest expense(4)	2.06%	1.83%	1.68%	1.67%	1.47	%**
Operating expenses excluding interest expense	1.07%	1.10%	1.08%	1.09%	1.06	%**
Net investment income†	6.56%	7.53%	7.25%	7.30%	6.29	%**
SUPPLEMENTAL DATA:††
Portfolio turnover rate	13%	19%	16%	31%	10	%***
Total managed assets, end of year (in 000’s)	$755,958	$703,515	$709,211	$710,663	$656,749
Ratio of operating expenses including interest expense(4) to average total managed assets	1.39%	1.20%	1.12%	1.12%	1.07	%**
Ratio of operating expenses excluding interest expense to average total managed assets	0.72%	0.73%	0.72%	0.73%	0.77	%**

*	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
**	Annualized.
***	Not annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.
(1)	Commencement of operations.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.
(3)	Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (May 29, 2013) less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (May 29, 2013) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.
(4)	See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price (1)

December 30, 2016	$0.1800	$24.20	$23.77	$23.75
January 31, 2017	0.1600	24.91	24.98	24.91
February 28, 2017	0.1600	25.46	24.89	24.80
March 31, 2017	0.1600	25.37	24.53	24.68
April 28, 2017	0.1600	25.91	25.37	25.46
May 31, 2017	0.1600	26.14	25.74	25.75
June 30, 2017	0.1600	26.52	26.30	26.40
July 31, 2017	0.1600	26.77	26.54	26.55
August 31, 2017	0.1550	26.48	26.45	26.48
September 29, 2017	0.1550	26.48	26.50	26.48
October 31, 2017	0.1550	26.42	26.02	25.99
November 30, 2017	0.1550	26.29	26.44	26.29

(1)	Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	11/30/2017	11/30/2016	11/30/2015	11/30/2014	11/30/2013
Total Debt Outstanding, End of Period (000s)(1)	$252,200	$241,300	$241,300	$235,500	$221,000
Asset Coverage per $1,000 of Debt(2)	2,997	2,916	2,939	3,018	2,972

(1)	See Note 8.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on October 10, 2012, and commenced operations on May 29, 2013 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator daily in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of November 30, 2017 is as follows:

	Total Value at November 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$453,183,943	$399,129,840	$54,054,103	$—
Financial Services	4,556,048	2,979,248	1,576,800	—
Insurance	156,559,469	82,320,502	74,238,967	—
Utilities	39,043,239	27,473,715	11,569,524	—
Energy	51,112,002	22,361,742	28,750,260	—
Real Estate Investment Trust (REIT)	1,338,242	1,338,242	—	—
Miscellaneous Industries	15,442,485	1,639,610	13,802,875	—
Corporate Debt Securities
Banking	13,671,035	13,671,035	—	—
Communication	3,255,300	3,255,300	—	—
Common Stock
Energy	9,568,077	9,568,077	—	—
Money Market Fund	385,740	385,740	—	—

Total Investments	$748,115,580	$564,123,051	$183,992,529	$—

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, securities with an aggregate market value of $3,216,479 were transferred into Level 1 from Level 2. The securities were transferred due to an increase in the quantity and quality of the information related to trading activity or broker quotes for these securities. During the period, securities with an aggregate market value of $3,442,411 were transferred into Level 2 from Level 1. The securities were transferred due to a decrease in the quantity and quality of the information related to trading activity or broker quotes for these securities. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions must be at least equal at all

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NOTES TO FINANCIAL STATEMENTS (Continued)

times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2017, 2016 and 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 were as follows:

	Distributions paid in fiscal year 2017		Distributions paid in fiscal year 2016
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	$36,784,243	$0	$36,781,791	$0

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

As of November 30, 2017, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(215,051)	$1,477,864	$0	$45,569,005

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below. During the fiscal year ended November 30, 2017, the Fund utilized $615,440 of capital losses.

No Expiration Short Term	No Expiration Long Term	Total

$215,051	$0	$215,051

Reclassification of accounts: During the year ended November 30, 2017, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2017. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments

$(124,867)	$2,781,560	$(2,656,693)

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $16,000 of federal excise taxes attributed to calendar year 2017. The Fund paid $79,370 of federal excise taxes attributable to calendar year 2016 in March 2017.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. The Fund may use options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. If the strategy is employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund may also purchase and write call options on Treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

Options on Financial Futures Contracts: When an interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

The Fund did not use any derivatives during the fiscal years ended November 30, 2017 and November 30, 2016.

4.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the Fund’s average daily managed assets up to $200 million and 0.50% of the Fund’s average daily managed assets of $200 million or more. For purposes of calculating such a fee “managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. Effective September 1, 2017, as compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.075% of the Fund’s Average Net Assets, for the remainder of the term of the agreement. Prior to September 1, 2017, the Servicing Agent was paid at a rate of 0.10% on the same basis. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average daily total managed assets, 0.04% of the next $300 million of the Fund’s average daily total managed assets, 0.03% of the next $500 million of the Fund’s average daily total managed assets and 0.02% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) (c/o, Computershare) serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNYIS’ services as Transfer Agent, the Fund pays BNYIS a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average daily total managed assets, 0.008% of the next $300 million of the Fund’s average daily total managed assets, 0.006% of the next $500 million of the Fund’s average daily total managed assets, and 0.005% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the year ended November 30, 2017, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $116,552,100 and $95,583,692 respectively.

At November 30, 2017, the aggregate cost of securities for federal income tax purposes was $702,546,575 the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $58,201,643 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,632,638.

6.	Common Stock

At November 30, 2017, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Year Ended 11/30/17		Year Ended 11/30/16
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	2,388	$61,948	687	$16,481

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Preferred Stock

The Fund has the authority to issue 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage International, LTD. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. As of November 30, 2017, the committed amount, and amount borrowed, under the Financing Agreement was $252.2 million.

Effective September 1, 2017, the lender charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. For the previous 9 months of the fiscal year, the lender charged an annualized rate of three-month LIBOR (reset quarterly) plus 0.90% on the drawn balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the year ended November 30, 2017, the daily weighted average annualized interest rate on the drawn balance was 2.00% and the average daily loan balance was $241,807,671. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

9.	Portfolio Investments, Concentration and Investment Quality

Under normal market conditions, the Fund invests at least 80% of its “managed assets” in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt, and senior debt. “Managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund. Also, under normal market conditions, the Fund will invest more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts and mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management and custody, investment banking and brokerage, insurance, insurance brokerage, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund will invest at least 80% of its managed assets in (a) investment grade quality securities or (b) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its managed assets in securities of companies with below investment grade quality senior unsecured debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its managed assets in common stocks, and up to 100% of its managed assets in securities of non-U.S. companies. Investments may include U.S. dollar-denominated securities and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated, including the portfolio of investments, as of November 30, 2017, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets available to common stock for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated as of November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets available to common stock for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 22, 2018

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2017, $42 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 24, 2017. This filing as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2017. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Supplementary Tax Information

Distributions to Common Stock Shareholders are characterized as follows for purposes of federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2018 with information about the tax character of distributions they received in calendar year 2017.

	Individual Shareholder		Corporate Shareholder
	QDI	Ordinary Income	DRD	Ordinary Income
Fiscal Year 2017	81.26%	18.74%	41.09%	58.91%
Calendar Year 2017	81.77%	18.23%	41.42%	58.58%

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 70	Lead Director and Nominating and Governance Committee Chair	Class III Director since inception	Owner and operator of various entities engaged in agriculture and real estate.	5	CoBiz, Financial, Inc. (financial services) through September 2015.

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 68	Director	Class II Director since inception	President of Delta Dividend Group, Inc. (investments).	5	Emmis Communications through 2012.

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 56	Director and Audit Committee Chair	Class I Director since October 2016; Class II Director inception – October 2016	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund and Flaherty & Crumrine Total Return Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR:

R. Eric Chadwick† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 42	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager of Flaherty & Crumrine; President of Flaherty & Crumrine since 2014; Vice President of Flaherty & Crumrine until September 2014.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund, and Flaherty & Crumrine Total Return Fund.

†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 45	Chief Compliance Officer, Vice President and Secretary	Since inception	Executive Vice President of Flaherty & Crumrine since September 2014; Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine; Vice President of Flaherty & Crumrine until September 2014

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 58	Chief Financial Officer, Vice President and Treasurer	Since inception	Portfolio Manager of Flaherty & Crumrine; Executive Vice President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 43	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine since September 2013; Director at Deutsche Bank Securities from 2009 to July 2013

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 54	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since inception	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 61	Assistant Treasurer	Since inception	Administrator of Flaherty & Crumrine

*	Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

Directors

R. Eric Chadwick, CFA

Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger W. Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual

Report

November 30, 2017

www.preferredincome.com

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that David Gale, Morgan Gust and Karen H. Hogan are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $48,500 for 2017 and $48,500 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,100 for 2017 and $9,100 for 2016. Services included the preparation and review of federal and state tax returns, excise tax returns, and tax distribution requirements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)

The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-

adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The Members of the audit committee are David Gale, Morgan Gust and Karen H. Hogan.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following seven pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred Income Fund
Flaherty & Crumrine Preferred Income Opportunity Fund
Flaherty & Crumrine Preferred Securities Income Fund
Flaherty & Crumrine Total Return Fund
Flaherty & Crumrine Dynamic Preferred and Income Fund

As sub- adviser to the “Canadian Fund”	Flaherty & Crumrine Investment Grade Fixed Income Fund
As sub- adviser to the “Mutual Fund”	Destra Flaherty & Crumrine Preferred and Income Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves.

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

General

FCI has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where FCI may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., FCI will apply the same principles as would apply to common or preferred stock, mutatis mutandis.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, FCI will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as “social, environmental, and corporate responsibility” matters, FCI will typically give weight to management’s recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer’s competitors.

In cases where the voting of proxies would not justify the time and costs involved, FCI may refrain from voting. From the individual client’s perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of FCI’s institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested”

director slates. In non-routine matters, FCI, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Voting of Preferred Stock Proxies

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Fund or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 - Codes of Ethics” and “Item 7 - Proxy Voting Policies.”

(a)(1) Portfolio Managers

R. Eric Chadwick and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(a)(2) Other Accounts Managed By Portfolio Managers

The tables below illustrate other accounts where each of the above-mentioned two portfolio managers has significant day-to-day management responsibilities as of November 30, 2017:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)	# of Accounts Managed for which Advisory Fee is Based on Performance

1. R. Eric Chadwick	Other Registered Investment Companies:	5	2,403	0
	Other Pooled Investment Vehicles:	1	122	0
	Other Accounts:	13	1,147	0

2. Bradford S. Stone	Other Registered Investment Companies:	5	2,403	0
	Other Pooled Investment Vehicles:	1	122	0
	Other Accounts:	13	1,147	0

Potential Conflicts of Interest

In addition to the Fund, the Portfolio Managers jointly manage accounts for four other closed-end funds, one mutual fund, one Canadian fund and other institutional clients. As a result, potential conflicts of interest may arise as follows:

•

Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

•

Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

•

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

•

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members.

However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Portfolio Manager Compensation

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(a)(4) Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2017:

Name	Dollar Range of Fund Shares Beneficially Owned*
R. Eric Chadwick	$100,001 to $500,000
Bradford S. Stone	$500,001 to $1,000,000

*Doesn’t include 4,198 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager is a shareholder.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President (principal executive officer)

Date	1/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President (principal executive officer)

Date	1/29/2018

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President (principal financial officer)

Date	1/29/2018

*	Print the name and title of each signing officer under his or her signature.